SECOND AMENDMENT AND THIRD WAIVER TO THE LOAN AND SECURITY AGREEMENT


          Second Amendment and Third Waiver dated as of May 12, 1999 (this "Amendment") to the Loan and Security Agreement, dated as of December 31, 1997 (as amended and modified, the "LOAN AGREEMENT"), among GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER") and KNOGO NORTH AMERICA INC., a Delaware corporation ("BORROWER"), and the other Credit Parties executing this Amendment.

                                  WITNESSETH :

          WHEREAS, Borrower has requested that Lender waive the defaults arising from the breach of "Minimum EBITDA" financial covenant and the "Minimum Net Worth" financial covenant for the period ending March 31, 1999;

          WHEREAS, Borrower has requested that Lender amend certain financial covenants for Fiscal Year ending December 31, 1999;

          WHEREAS, Lender is willing to waive such financial covenant defaults and amend such financial covenants only on the terms and conditions set forth herein;

          WHEREAS, Borrower has also agreed not to make any cash dividend payments with respect to the Series A Preferred Stock;

          NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement and do hereby further agree as follows:

                               STATEMENT OF TERMS

          1. AMENDMENT TO LOAN AGREEMENT. Section 5(l) of the Loan Agreement is amended in its entirety to provide as follows:

             (l) MAKE OR PERMIT ANY RESTRICTED PAYMENT EXCEPT THAT DIVIDEND
                 PAYMENTS MAY BE MADE ON THE SERIES A PREFERRED STOCK IN ACCORDANCE WITH THE TERMS SET FORTH IN THE CERTIFICATE OF DESIGNATION FILED WITH THE SECRETARY OF STATE OF DELAWARE ON FEBRUARY 12, 1997, PROVIDED, THAT, IF PAYMENTS ARE IN THE FORM OF CASH (I) NO DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING PRIOR TO AND AFTER GIVING EFFECT TO SUCH DIVIDEND PAYMENT AND
                 (II) AT THE TIME OF SUCH PAYMENT AND AFTER GIVING EFFECT THERETO, THE FIXED CHARGE COVERAGE RATIO IS IN EXCESS OF 1.00 TO 1.00.

          2. AMENDMENTS RELATING TO FINANCIAL COVENANTS. Schedule G of the Loan Agreement is hereby amended as follows:

             (a) Paragraph 1 is amended in its entirety to provide as follows:

              1. MINIMUM EBITDA. SENTRY AND ITS SUBSIDIARIES ON A CONSOLIDATED
                 BASIS SHALL MAINTAIN AT THE END OF EACH FISCAL PERIOD SET FORTH BELOW, AN EBITDA OF NOT LESS THAN THE AMOUNT SET FORTH OPPOSITE SUCH FISCAL PERIOD BELOW:

                 Fiscal Period                           Minimum EBITDA
        ----------------------------------------------------------------------
          January 1, 1999- June 30, 1999                     $(1,000,000)
        ----------------------------------------------------------------------
          January 1, 1999- September 30, 1999                  $(200,000)
        ----------------------------------------------------------------------

         (b) Paragraph 2 is amended in its entirety to provide as follows:

         2. MINIMUM NET WORTH. SENTRY AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS SHALL AT THE END OF EACH FISCAL PERIOD SET FORTH BELOW HAVE A NET WORTH OF NOT LESS THAN THE AMOUNT SET OPPOSITE FISCAL PERIOD:

                Fiscal Period                           Minimum Net Worth
        ----------------------------------------------------------------------
           At June 30, 1999                                $18,950,000
        ----------------------------------------------------------------------
          At September 30, 1999                            $18,976,000
        ----------------------------------------------------------------------
          At December 31, 1999                             $18,850,000
        ----------------------------------------------------------------------

         (c) A new paragraph 3 is inserted following end of paragraph 2 and provides as follows:

         3.  FIXED CHARGE COVERAGE RATIO. SENTRY AND ITS SUBSIDIARIES
             SHALL MAINTAIN A FIXED CHARGE COVERAGE RATIO OF NOT LESS
             THAN 1.00 TO 1.00 FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

         (d) The following defined terms are inserted in the appropriate alphabetical order:

          "FIXED CHARGE COVERAGE RATIO" SHALL MEAN, FOR ANY PERIOD, THE RATIO OF THE FOLLOWING FOR SENTRY AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS DETERMINED IN ACCORDANCE WITH GAAP: (A) EBITDA FOR SUCH PERIOD LESS CAPITAL EXPENDITURES FOR SUCH PERIOD WHICH ARE NOT FINANCED THROUGH THE INCURRENCE OF ANY INDEBTEDNESS (EXCLUDING THE REVOLVING CREDIT
          LOAN) TO (B) THE SUM OF (I) INTEREST EXPENSE PAID OR ACCRUED IN RESPECT OF ANY INDEBTEDNESS DURING SUCH PERIOD, PLUS (II) TAXES TO THE EXTENT ACCRUED OR OTHERWISE PAYABLE WITH RESPECT TO SUCH PERIOD PLUS
          (III) REGULARLY SCHEDULED PAYMENTS OF PRINCIPAL PAID OR THAT WERE REQUIRED TO BE PAID ON FUNDED DEBT (EXCLUDING THE REVOLVING CREDIT
          LOAN) DURING SUCH PERIOD, PLUS (IV) CASH DIVIDEND PAYMENTS MADE WITH RESPECT TO SERIES A PREFERRED STOCK.

          "FUNDED DEBT" SHALL MEAN, FOR ANY PERSON, ALL OF SUCH PERSON'S INDEBTEDNESS WHICH BY THE TERMS OF THE AGREEMENT GOVERNING OR INSTRUMENT EVIDENCING SUCH INDEBTEDNESS MATURES MORE THAN ONE YEAR FROM, OR IS DIRECTLY OR INDIRECTLY RENEWABLE OR EXTENDIBLE AT THE OPTION OF SUCH PERSON UNDER A REVOLVING CREDIT OR SIMILAR AGREEMENT OBLIGATING THE LENDER OR LENDERS TO EXTEND CREDIT OVER A PERIOD OF MORE THAN ONE YEAR FROM, THE DATE OF CREATION THEREOF, INCLUDING CURRENT MATURITIES OF LONG-TERM DEBT, REVOLVING CREDIT, AND SHORT-TERM DEBT EXTENDIBLE BEYOND ONE YEAR AT THE OPTION OF SUCH PERSON.

          3. WAIVERS. Lender hereby waives the Events of Default arising solely as a result of the breach of the minimum EBITDA covenant and breach of the Minimum Net Worth covenant solely for the period ending March 31, 1999.



          4. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Amendment, each Credit Party hereto hereby warrants, represents and covenants to Lender that: (a) each representation and warranty of the Credit Parties set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving affect to this Amendment as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Amendment; and (b) each Credit Party hereto has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms.

          CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

          (a) Lender shall have received one or more counterparts of this Amendment duly executed and delivered by the Credit Parties hereto;

          (b) Any and all guarantors of the Obligations shall have consented to the execution, delivery and performance of this Amendment and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment in the appropriate space indicated below and returning same to Lender;

         (c) Borrower shall have paid to Lender an Amendment Fee of $2,500 and a Documentation fee of $1,000.

          6. CONTINUING EFFECT OF LOAN AGREEMENT. Except as expressly amended and modified hereby, the provisions of the Loan Agreement, and the Liens granted thereunder, are and shall remain in full force and effect and the waiver set forth herein shall be limited precisely as drafted and shall not constitute a waiver of any other provisions of the Loan Agreement.

          7. COUNTERPARTS. This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.




          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

                              KNOGO NORTH AMERICA INC.,
                              AS BORROWER


                              By: PETER J. MUNDY
                                 -------------------------
                                    (Conformed)
                              Name:  Peter J. Mundy
                              Title: V.P. - CFO

                              SENTRY TECHNOLOGY CORPORATION,
                              AS CREDIT PARTY

                              By: PETER J. MUNDY
                                 -------------------------
                                     (Conformed)
                              Name:  Peter J. Mundy
                              Title: V.P. - CFO

                              VIDEO SENTRY CORPORATION,
                              AS CREDIT PARTY

                              By: PETER J. MUNDY
                                 --------------------------
                                     (Conformed)
                              Name:  Peter J. Mundy
                              Title: V.P. - CFO

                              KNOGO CARIBE, INC.,
                              AS CREDIT PARTY

                              By: PETER J. MUNDY
                                 --------------------------
                                     (Conformed)
                              Name:  Peter J. Mundy
                              Title: Treasurer

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              AS LENDER

                              By: JAMES N. DESANTIS
                                 --------------------------
                                     (Conformed)
                              Name:  James DeSantis
                              Title: Duly Authorized Signatory

                              CONSENT OF GUARANTORS

          Each of the undersigned guarantors does hereby consent to the execution, delivery and performance of the within and foregoing Amendment and confirms the continuing effect of such guarantor's guarantee of the Obligations after giving effect to the foregoing Amendment.

          IN WITNESS WHEREOF, each of the undersigned guarantors has executed this Consent to Guarantors as of the day and year first above set forth.

                              GUARANTORS:

                              SENTRY TECHNOLOGY CORPORATION


                              By: T. A. NICOLETTE
                                 -------------------------
                                      (Conformed)
                              Name:  T. A. Nicolette
                              Title: President & CEO

                              VIDEO SENTRY CORPORATION


                              By: T. A. NICOLETTE
                                 --------------------------
                                      (Conformed)
                              Name:  T. A. Nicolette
                              Title: President

                              KNOGO CARIBE, INC.


                              By: T. A. NICOLETTE
                                 --------------------------
                                      (Conformed)
                              Name:  T. A. Nicolette
                              Title: President